SECURITIES AND EXCHANGE
                                   COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15[d] of

                       The Securities Exchange Act of 1934

                         Date of Report: December 1, 2008


                             TECHNICAL VENTURES INC.
                              [Name of Registrant]


        New York                    33-2775-A                      13-3296819
[State of Incorporation]        [Commission File]               [IRS Ident. No.]


                    2000 NE 22nd St. Wilton Manors, FL. 33305
                    [Address of Principal Executive Offices]

                      Registrant Telephone No. 828 489-9409


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ITEM 2.01 Completion of Acquisition or Disposal of Assets

Pursuant to the agreement dated June 4, 2008 and majority shareholder consent dated June 22, 2008 Technical Ventures has authorized the issuance of 40 million (40,000,000) shares of rule 144 restricted common stock for the purchase of the AMFIL Technologies Ozone Systems.


Item 2.02 Results of Operations and Financial Condition

Since the letter of intent and subsequent acquisition of the AMFIL Technology, the management of Amfil have booked in excess of six hundred thousand ($600,000) in confirmed purchase orders. The booked orders are from diverse markets and geographical areas covering the following business segments; a shrimp farm, large City Zoo, chili pepper wash, tomato cold storage, potato cold storage, fruit cold storage, and onion cold storage. These diverse markets offer significant exposure for the Amfil proprietary systems utilizing Ozone Technology for the company.


ITEM 5.02 ELECTION OF DIRECTOR; DEPARTURE OF DIRECTOR

     (c) On December 1, 2008 the board of directors approved the appointment of Ambrose Fillis to the board of directors. Mr. Fillis is the founder of AMFIL Technologies and will be the largest individual shareholder of Technical Ventures Inc. Mr. Fillis has an educational background in Mechanical & Structural Engineering Design obtained through a Co-op Engineering program with De Beers Consolidated Mines (through the University of Witwatersrand in South Africa). Mr. Fillis also obtained a Manufacturing Technology degree at Humber College, Ontario, Canada. Mr. Fillis has worked in the Food Manufacturing
Industry  in North  America  for the past 23 years  enjoying  various  positions ranging from Plant Engineering, Production Management, Quality Assurance Management, Director of Operations, VP of Engineering & Manufacturing, among others, for some of the largest food manufacturing companies prior to forming AMFIL Technologies. Mr. Fillis will also serve as the President and CEO of the Amfil Technologies subsidiary of Technical Ventures Inc.


This Form 8-K may  contain  forward  looking  statements  within the  meaning of
Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and Safe Harbor Statements under the Private Securities Litigation Reform Act of 1995; The actual results could differ materially from those set forth in the forward looking statements that are subject to risks and uncertainties, including, but not limited to, the impact of competitive products and pricing, product demand and market acceptance, new product development, reliance on key strategic alliances, availability of raw materials, the regulatory environment, fluctuations in operating results, and other risks.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TECHNICAL VENTURES INC.
                                   (Registrant)


                                By: /s/ Wayne A Doss
                                    --------------------------------------------
                                        Wayne A Doss
                                        President & CEO

Dated: December 1, 2008